SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 5, 2005

                            FNB FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

     Pennsylvania                       33-66014                23-2466821
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   (State or other                     (Commission             (IRS Employer
   jurisdiction of                     File Number)          Identification No.)
   incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania                 17233
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(Address of principal executive offices)                        (Zip Code)

                                 (717) 485-3123
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              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            FNB FINANCIAL CORPORATION
                           CURRENT REPORT ON FORM 8-K

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

      On December 5, 2005, Brian F. McNamara announced that he will resign as Treasurer of FNB Financial Corporation (the "Registrant") and as Senior Vice President and Chief Financial Officer of the First National Bank of McConnellsburg, effective December 16, 2005. Mr. McNamara served as the Registrant's Principal Financial and Accounting Officer. At the time of his resignation, Mr. McNamara had no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits - none


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                FNB FINANCIAL CORPORATION


Date: December 9, 2005          By: /s/ John C. Duffey
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                                    By:    John C. Duffey
                                    Title: President and Chief Executive Officer